UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2026 (February 3, 2026)

Universal Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue
Richmond, Virginia		23235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 359-9311

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2026, Universal Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) announcing that on February 3, 2026, the Board of Directors (the “Board”) of the Company elected Steven S. Diel as the Company’s Senior Vice President and Chief Financial Officer, effective April 1, 2026 (“Effective Date”).

In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Form 8-K/A to the Initial Form 8-K (this “Amendment No. 1”) to provide information regarding material changes to Mr. Diel’s compensation as a result of his election as the Company’s Senior Vice President and Chief Financial Officer, which changes had not been determined at the time of the filing of the Initial Form 8-K. Except as expressly set forth herein, this Amendment No. 1 does not amend the Initial Form 8-K in any way and does not modify or update any other disclosures contained in the Initial Form 8-K. This Amendment No. 1 supplements the Initial Form 8-K and should be read in conjunction with the Initial Form 8-K.

In connection with his election as the Company’s Senior Vice President and Chief Financial Officer, on March 10, 2026, the Compensation Committee of the Board approved the following compensation arrangements for Mr. Diel: (i) his annual base salary will be $490,000, (ii) his annual target bonus opportunity will be $350,000 and (iii) his annual long-term incentive equity awards will be targeted at $560,000. In addition, on the Effective Date, Mr. Diel will receive a one-time grant of restricted stock units (“RSUs”) under the Company’s shareholder-approved 2023 Stock Incentive Plan equal to approximately $1.2 million based on the volume-weighted average price of a share of the Company’s common stock from January 31, 2026 to March 31, 2026. One-third of the RSUs will vest on April 1, 2027, April 1, 2028 and April 1, 2029, respectively, subject to Mr. Diel’s continued employment with the Company through the applicable vesting date. The RSUs will earn dividend equivalent units during the respective vesting periods and only vest when the underlying RSU awards vest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: March 16, 2026	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel and Secretary